Exhibit 99.3

STRONGBRIDGE BIOPHARMA PLC SEPTEMBER 2020

Forward-looking statements This document contains forward‐looking statements relating to the Company’s strategy, objectives, business development plans, financial position, clinical development, regulatory plans and revenue guidance. All statements other than statements of historical facts included in this document, including, without limitation, statements regarding the Company’s future financial position, strategy, anticipated investments, costs and results, status and results of clinical trials, anticipated timing of release of results from clinical trials, size of patient population potential, advantages of a product or product candidate, anticipated timing of activities related to the regulatory approval process for a product candidate, results of company-sponsored market research, plans, outcomes of product development efforts, intellectual property portfolio, revenue guidance and objectives of management for future operations, may be deemed to be forward‐looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty or future events or outcomes. These forward‐looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward‐looking statements. These risks and uncertainties include those associated with clinical development and the regulatory approval process, the reproducibility of any reported results showing the benefits of RECORLEV, the adoption of RECORLEV by physicians, if approved, as treatment for any disease and the emergence of unexpected adverse events following regulatory approval and use of the product by patients. Additional risks and uncertainties relating to Strongbridge and its business can be found under the heading “Risk Factors” in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2019 and its subsequent Quarterly Reports on Form 10-Q, as well as its other filings with the SEC. These forward-looking statements are based on current expectations, estimates, forecasts and projections and are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors. The forward-looking statements contained in this presentation are made as of the date hereof, and Strongbridge Biopharma does not assume any obligation to update any forward-looking statements except as required by applicable law. 2

Strongbridge: A revenue-generating, rare disease-focused company with commercial infrastructure and a potential new product launch opportunity 3 Rare disease commercial infrastructure and experience with launching and growing rare disease drugs Development infrastructure to manage global clinical trials including supply chain Business Development expertise to fuel growth *Estimated based on market research on current products, addressable patients and pricing Generally higher probability of success High unmet needs Commercially and developmentally cost efficient for a small company Rewarding to enhance the lives of rare disease patients Recorlev: Positive results from two Phase 3 trials– NDA expected to be submitted in Q1 2021. Total addressable market estimated to exceed $2B annually* Keveyis: Marketed in the U.S. with 2020 revenue of $28-$29M expected. Total addressable market is more than $500M annually* Infrastructure Built for Growth Commercial Opportunity Rare Disease-Focused

Strongbridge has a three-product, rare-disease portfolio

		Indication/Target Disease	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Commercial Rights
Rare Neuromuscular	KEVEYIS® (dichlorphenamide)	Primary Periodic Paralysis	Marketed					STRONGBRIDGE BIOPHARMA U.S.
Rare Endocrinology Investigational Agents	RECORLEV® (levoketoconazole)	Endogenous Cushing's syndrome	Phase 3					STRONGBRIDGE BIOPHARMA Global
	veldoreotide modified release	Conditions modifiable through activation of somatostatin receptors, such as Cushing's disease and neuroendocrine tumors	Preclinical	Immediate Release Formulation Completed Phase 2				STRONGBRIDGE BIOPHARMA Global

RECORLEV®
(levoketoconazole)

Positive results from two Phase 3 studies

NDA submission anticipated Q1 2021

10-month PDUFA review expected

Launch Q1 2022 if approved

KEVEYIS®
dichlorphenamide 50 mg tablets

2020 revenue of $20M estimated through August **up 39%** from 2019 despite COVID-19

2020 revenue guidance: **$28M-$29M**

Provides established and leverageable rare disease **commercial infrastructure**

VELDOREOTIDE
modified-release

Novel, patented, extended release formulation is **under evaluation** in nonclinical disease models potentially amenable to SST modulation

STRONGBRIDGE BIOPHARMA

4

Management team experience

John Johnson



Chief Executive Officer

- Company Group Chairman, Worldwide Biopharmaceuticals - J&J
- CEO - Imclone Systems
- President of Global Oncology - Eli Lilly
- Multiple Board and Chairman Roles
- Former Board member PhRMA and BIO

Richard Kollender



Chief Operating Officer

- Partner of Quaker Partners, a family of healthcare investment funds
- CFO & CBO of Rapid Micro Biosystems
- Various commercial and BD roles at GSK
- Large healthcare client base with KPMG
- Multiple Board and Chairman roles

Fred Cohen, MD



Chief Medical Officer

- Endocrinologist by training
- Multiple research and development positions with Aptalis, Johnson & Johnson, and Eli Lilly
- Successful consultant providing development and licensing advice

Scott Wilhoit



Chief Commercial Officer

- VP NPS Pharma
- VP PTC Therapeutics
- VP Auxilium Pharmaceuticals
- VP Marathon Pharmaceuticals
- Multiple commercial roles at J&J, Clarus Therapeutics and Biovail

Robert Lutz



Chief Financial Officer

- CBO of Strongbridge
- VP Finance and commercial roles at Shire
- Multiple finance/strategic roles in the energy industry
- Goldman Sachs

Emily Doyle



Chief HR Officer

- VP global human resources at Globus Medical Inc. and Noramco
- Head of HR for AstraZeneca's diabetes franchise
- Progressively responsible roles in HR, sales and commercial learning at Shire

STRONGBRIDGE BIOPHARMA

5

RECORLEV (levoketoconazole) In Phase 3 development for Cushing’s syndrome 6 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Endogenous Cushing's syndrome is a serious rare disease

Underlying cause is chronic exposure to
EXCESS SERUM CORTISOL
due to any of several etiologies

Endogenous Cushing's syndrome (CS)

- **ACTH – Dependent** — **80-85%**
  - **Pituitary Adenoma** *Cushing's Disease* — **~80%**
  - **Ectopic ACTH - Secreting Tumor** — **~20%**
- **ACTH – Independent** — **15-20%**
  - **Adrenal Adenoma** — **~70%**
  - **Adrenal Carcinoma** — **~20%**
  - *or* **Hyperplasia** — **~10%**

Abbreviation: ACTH, adrenocorticotropic hormone. Source: Sharma TS, et al. Clin Epidemiol. 2015;7:281–293.

Affects the whole body

Heart attacks, stroke, high blood pressure, high cholesterol, vein clots	Overweight/obesity, facial, neck and abdominal fat accumulation, diabetes	Psychosis, impaired memory, sleep disturbance, depression, anxiety
Muscle and skin atrophy	Osteoporosis	

Patients have*

- **2-5x** higher incidence rates of comorbidities
- **7x** higher medical costs
- **4x** higher pharmacy costs

*According to a retrospective analysis of claims from a large U.S. commercial health plan (885 selected Cushing's disease cases and 2,655 matched controls without Cushing's disease) from 2007 to 2011.

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

7

An estimated ~8,000 CS patients in the U.S. are Rx-treated*

~3,200 of whom are not well controlled**



Patients
~25,000 Diagnosed
~21,500 Non-malignant diagnosed
~20,600 Adult non-malignant diagnosed
~8,000 Rx treated adult non-malignant
~3,200 Uncontrolled Rx treated adult non-malignant
>80% receive surgery as first-line treatment
Rx
~40% pharmaceutical treatment rate
~39% Uncontrolled**

Abbreviation: Rx= prescription drug
* Source: Secondary literature and company sponsored research
** A07. Of your endogenous Cushing's patients currently receiving pharmacological therapy, what percent would you consider have their symptoms controlled vs. uncontrolled by their medication(s) for CS?

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

8

Levoketoconazole, an enantiomer of ketoconazole, comprises virtually all the cortisol inhibition activity of ketoconazole*

Ketoconazole is a flawed "standard of care" in CS:

Not indicated for CS outside of Europe

Limited data in CS: efficacy and safety poorly characterized

U.S. label limits top dose to 400mg daily, 6 months therapy

Weekly monitoring for liver injury recommended by FDA



Cholesterol
Pregnenolone
Progesterone
17-Hydroxy Pregnenolone
17-Hydroxy Progesterone
11-Deoxycortisol
Cortisol

	CYP11A1	CYP17A1	CYP11B1
Ketoconazole, racemate	2,267	58	139
Dextroketoconazole (RH enantiomer)	25,080	596	1,365
Levoketoconazole* (LH enantiomer)	1,447	28	52

1.6-2.7x

10-26x

50% inhibitory concentration, nmol/L; lower number indicates greater inhibition potency

STRONGBRIDGE BIOPHARMA

*Auchus RJ, Wu JL, Peng HM "2S,4R-Ketoconazole is the Relevant Enantiomer of Ketoconazole for Cortisol Synthesis Inhibition: Steroidogenic P450s Inhibition Involves Multiple Mechanisms" Endocrine Society's Annual Meeting, University of Michigan, Chicago, IL. 18, March 2018. Poster presentation.

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

9

Phase 3 program for Recorlev: includes two phase 3 studies with positive results 10 Phase 3 Study Study Design Patients Status SONICS1 Single-arm, open-label, dose-titration study in adults with Cushing’s syndrome (CS) 94 patients enrolled in dose- titration phase • Completed with statistically significant result on primary endpoint • Full results published in The Lancet Diabetes and Endocrinology LOGICS2 Double-blind, placebo- controlled, randomized withdrawal following open-label treatment in adults with CS 84 total patients (12 participated after completing SONICS) 44 entered and 43 completed the randomized-withdrawal phase • Statistically significant result on primary endpoint OPTICS Long-term, open-label extension study in adults with CS Project 45-50 to be enrolled • Last patient last visit for the study expected to be in 2023 • Preliminary safety data to be included in NDA The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. 1. Fleseriu M, et al. Lancet Diab Endocrinol. 2019;7(11):855-865. 2. Zacharieva S, et al. Journal of the Endocrine Society, Volume 4, Issue Supplement_1, April-May 2020, MON–332, https://doi.org/10.1210/jendso/bvaa046.1129.

SONICS, a successfully completed phase 3, multi- center, open-label, single-arm study *1 subject did not enter extended evaluation **mUFC= mean urinary free cortisol 11 94 enrolled in dose titration 77 entered maintenance 61 completed maintenance 46 completed extended evaluation 17 Discontinued 6 adverse events 4 withdrew consent 3 insufficient efficacy 3 other reasons 1 physician decision 16 Discontinued 6 adverse events 4 withdrew consent 4 insufficient efficacy 1 physician decision 1 other reasons 14 Discontinued* 4 adverse events 3 insufficient efficacy 2 physician decision 2 withdrew consent 2 other reasons 1 death Dose Titration 2 to 21 weeks Maintenance 6 months Extended Evaluation 6 months Start at 150 mg 2x daily. Titrate in 150 mg increments up to 600 mg 2x daily as needed until mUFC** normalization or therapeutic dose otherwise established Goal to maintain mUFC** with fixed therapeutic dose Primary Endpoint Responder rate (normalized 24-hour mUFC** at month 6 of maintenance without a dose increase during maintenance) The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

SONICS primary endpoint was statistically significant

Primary Endpoint

Primary endpoint was achieved with **statistical significance, with 30% of patients (29/94) achieving mean urinary free cortisol (mUFC**) normalization** without a dose increase

(95% Confidence interval: 21%, 40%; p=.0154 vs null hypothesis of ≤ 20%), ITT** analysis*

Sensitivity Analyses

- **36%** (34/94) — mUFC** normalization at month 6 irrespective of dose increase
- **46%** (43/94) — ≥50% mUFC** decrease or normalization at month 6 irrespective of dose increase
- **62%** (34/55) — Maintenance phase completers with mUFC data and mUFC normalization at month 6 irrespective of dose increase***
- **78%** (43/55) — Maintenance phase completers with mUFC data and ≥50% mUFC decrease or normalization at month 6 irrespective of dose increase***

*Based on mixed-effects, repeated-measures model with underlying binomial distribution and logit link function, adjusted for baseline covariates.
**Abbreviations: ITT= Intent to Treat population; mUFC= mean urinary free cortisol;
***Data based on 77 maintenance phase subjects.

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA

12

Importantly, Recorlev improved key biomarkers of cardiovascular risk in CS *Hochberg adjustment applied to p-values to control type 1 error †Mean reductions from baseline based on least squares mean changes from repeated- measures model adjusted for baseline covariates 13 Outcome Measure Baseline Mean (n) Mean Change from Baseline at end of Maintenance phase† (n) Adjusted* p-value of mean reductions from Baseline Fasting Blood Glucose 5.8 mmol/L (76) -0.7 (50) <0.0001 Hemoglobin A1c 6.0% (77) -0.4 (55) <0.0001 Total cholesterol 5.6 mmol/L (75) -1.1 (53) <0.0001 LDL-cholesterol 3.3 mmol/L (75) -1.0 (53) <0.0001 Body Weight 82.1 kg (77) -5.1 (54) <0.0001 HDL-cholesterol decreased by a mean of 0.2 mmol/L, an unfavorable mean change from baseline outweighed by the LDL-cholesterol mean improvement KEY CARDIOVASCULAR (CV) SECONDARY ENDPOINTS WITH FAVORABLE CHANGES FROM BASELINE 5 Mean improvements in Hemoglobin A1c and fasting blood glucose were more pronounced among patients with diabetes mellitus Additionally, mean scores for quality of life (QoL), hirsutism, acne, peripheral edema and depression all significantly improved at end of maintenance The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Summary of key safety findings in SONICS

Most Frequent Treatment-Emergent Adverse Events (all phases combined)

N=94

Nausea	33%
Headache	29%
Hypertension	19%
Peripheral edema	19%
Fatigue	18%
ALT increased*	17%
Diarrhea	16%
Arthralgia	15%

Treatment-emergent events with incidence ≥15%

Liver Test Results (phases combined)

ALT > 3X ULN (includes those > 5x ULN)	10.6%
ALT > 5X ULN	3.2%
Total bilirubin values > 1.5x ULN	0%

No Hy's Law, no transaminases >20x ULN; no clinical sequelae; 7 patients discontinued due to a liver-related abnormality (6 were AESIs); all liver abnormalities >3x ULN resolved without clinical sequalae (with medication cessation in some cases)

QTC Results (Phases combined) (Worst observed values for QTcF)

> 500msec	2%

All cases of QTc prolongation resolved spontaneously, usually with medication interruption; 2 patients discontinued due to QTc prolongation

Adrenal Insufficiency (Phases combined)

Adverse Events	3%

*Includes all alanine aminotransferase (ALT) increases reported as an adverse event regardless of level or relationship to drug. A subset of these ALT increased events was also reported as adverse events of special interest.

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

14

LOGICS: a phase 3, double-blind, placebo-controlled, randomized-withdrawal trial



Range of 14 to 19 weeks
~ 8 weeks**
~8 weeks
Titration-Maintenance: open-label levoketoconazole*
Enrollment
Randomized Withdrawal (Active)
Randomized Withdrawal (Placebo)
Restoration Phase levoketoconazole
Primary Endpoint Loss of Response

- Phase 3, multinational, double-blind, placebo-controlled, randomized-withdrawal study of CS patients with study baseline mUFC at least 1.5 times the upper limit of normal (ULN) for patients naïve to levoketoconazole
- Levoketoconazole individually titrated open-label according to mUFC response with maintenance at therapeutic dose for at least 4 weeks and with at least 14 weeks total therapy
- Completers of SONICS study were potentially allowed entry into LOGICS, but required re-titration if not on a stable therapeutic dose for at least 12 weeks prior to screening for LOGICS
- Randomization 1:1 active:placebo
- The study population was similar to SONICS and representative of the CS population

* Subjects who directly rolled over into LOGICS from SONICS and were on a stable therapeutic dose for 12 weeks prior to screening did not require titration-maintenance
** Early rescue can happen at any time during randomized withdrawal

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

15

LOGICS showed that 54.5% more patients lost response on placebo than on levoketoconazole (p-value: 0.0002)



Titration Maintenance
Randomized Withdrawal
Loss of Response (ITT)
79 Patients[1]
44 Patients[2]
22 Active
22 Placebo
9 patients (40.9%)
21 patients[4] (95.5%)
Primary Endpoint
Treatment Difference: 54.5%[5]
p-value: 0.0002
40 Discontinued
15 adverse events
9 insufficient efficacy
8 patient withdrew
4 sponsor closed randomization
3 protocol deviation
1 physician decision
1 Discontinued
Patient withdrew[3]

Key secondary endpoint
mUFC Normalization Rate:
11/22 (50%) levoketoconazole vs. 1/22 (5%) placebo
(p-value: 0.0015)

The enrolled study population had baseline characteristics comparable to those in the SONICS study, representative of a medically treated CS population with moderate to severe hypercortisolemia

1) 7 former SONICS patients entered TM; 2). 5 former SONICS patients enrolled directly into randomized-withdrawal; 3) 1 patient discontinued during RW from active arm; 4) Patients on placebo were rescued after a median 22 days, mean 28 days; 5) 95% Conf. Interval (27.4-75.7);

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

16

Cholesterol measures showed a significant difference between active and placebo despite a maximum treatment duration of only approximately eight weeks RW1 Phase Baseline Mean Value Mean Change from Baseline at End of RW1 Phase Adjusted p- value2 Outcome Measure L-KTZ Placebo L-KTZ Placebo Fasting Glucose (mmol/L) 5.16 5.26 -0.09 0.05 0.4535 Hemoglobin A1c (%) 5.61 5.58 -0.06 0.08 0.2856 Fasting insulin (pmol/L) 161 108 -21 6.29 0.4535 Total cholesterol (mmol/L) 4.10 4.26 -0.04 0.92 0.0004 LDL-cholesterol (mmol/L) 2.02 2.03 -0.01 0.65 0.0056 hsCRP (mg/L) 2.77 6.42 1.25 -4.83 0.4535 1) RW= Randomized withdrawal 2) Treatment comparison at end of RW phase by two-sample t-test with Hochberg adjustment 17 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Adverse events during levoketoconazole treatment in LOGICS were generally comparable to those seen in SONICS 18 Treatment-Emergent Adverse Events During Levoketoconazole Use (Phases combined) Nausea 29% Hypokalemia 28% Headache 21% Hypertension 19% Diarrhea 15% Treatment-emergent events with incidence ≥15% N=80* Treatment-Emergent Adverse Events (Randomized-Withdrawal) L-KTZ n=22 Placebo n=22 Nausea 2 (9%) 1 (5%) Fatigue 2 (9%) 1 (5%) Headache 2 (9%) 2 (9%) Dizziness 0% 2 (9%) Hypertension 3 (14%) 1 (5%) Insomnia 0% 2 (9%) Treatment-emergent events with incidence ≥5% N=44 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. *Includes 79 patients who entered the titration maintenance phase plus one patient who joined the randomized-withdrawal phase directly from SONICS and was randomized to the active arm

Safety measures in LOGICS were generally comparable to those seen in SONICS

Liver Test Results During Levoketoconazole Use (Phases combined) (Worst observed value for ALT)	N=79*
ALT > 3x ULN (includes those > 5x ULN)	**11.4%**
ALT > 5x ULN	**3.8%**
Total bilirubin values > 1.5x ULN	**0.0%**

No Hy's Law, no transaminases >20x ULN; no clinical sequelae; 7 patients discontinued due to a liver-related abnormality (6 were AESIs); all liver abnormalities >3x ULN resolved without clinical sequalae (with medication cessation in some cases)

QTC Results (Phases combined) (Worst observed values for QTcF)	N=80
> 500msec	**2.5%**

No clinical sequelae related to QTcF; all cases resolved with medication interruption; 2 patients discontinued due to QTc prolongation

Adrenal Insufficiency (Phases combined)	N=80
Adverse Events	**10%**

*One patient of the 80 who were treated with levoketoconazole did not have post-baseline liver test result data because they dropped out of the study

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA

19

Recorlev could be launched in U.S. Q1 2022 if approved 20 NDA submission ~Q1 2021 ~10-month PDUFA review The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. PDUFA date ~Q4 2021 or Q1 2022 U.S. Launch ~Q1 2022

RECORLEV COMMERCIAL OPPORTUNITY 21 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

U.S. market assessment indicates Recorlev could be a significant commercial opportunity

Strongbridge CS Market Assessment

Primary Research

Qualitative HCP Research
- *13 Endocrinologists*
- *Community and KOLs*
- *Avg. number of CS patients last 6mo's = 12 – 62*

Quantitative HCP Research
- *153 Endocrinologists*
- *Community and KOLs*
- *Avg. number of CS patients last 6mo's = 25-68**

Qualitative Payer Research
- *10 Payers*
- *Mix of National / Regional*
- *Avg. covered lives = 25M*

CS Market Assessment Summary

- Attractive commercial opportunity may exist with:
  - ~8,000 Rx treated patients of which ~3,200 are uncontrolled on current Rx therapy
- Prescribing is highly fragmented
- Recorlev clinical profile may provide meaningful differentiation
- LOGICS data largely confirms SONICS profile
- Payers viewed Recorlev clinical profile favorably
- Peak sales potential $250M-$350M annually

Launch planning underway

Source: Company sponsored research
*Average Number of Endogenous CS Pts w/o Malignant cause in Past Six Months

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

22

Fragmented CS prescribing market – dominated by unapproved CS products*



Approved
CS Products
19% metyrapone
6% Signifor
7% Signifor LAR
14% Korlym
2020 Guidance
$355M-$375M**
Current CS
Market Share
of
~8,000
Rx treated
adult non-malignant
patients
~3,200
Uncontrolled
12% mitotane
8% etomidate
16% cabergoline
27% ketoconazole
Unapproved
CS Products
account for
>80%
of market share

Note: Total utilization greater than 100% due to combination therapy

Source: Company sponsored research
Signifor and Signifor LAR are owned by Recordati; Korlym is owned by Corcept
* Isturisa was approved on March 9th 2020 after the market research was conducted
**2020 Corcept guidance
B08. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy pre-surgery, what percent are receiving each pharmacological therapy listed below?
B09. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy post-surgery – 1st line, what percent are receiving each pharmacological therapy listed below?
B10. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy post-surgery – 2nd line or later, what percent are currently receiving each pharmacological therapy listed below?

STRONGBRIDGE BIOPHARMA

23

Current treatment options have limitations

Name	Target(s)	Dosing	U.S. Regulatory Status	Warnings/Precautions in Label
FDA Approved Products - Oral				
Isturisa (osilodrostat)	11-β-hydroxylase	Oral; BID	Approved for adult patients with Cushing's disease form whom pituitary surgery is not an option or has not been curative	Hypocortisolism, QT prolongation, elevated adrenal hormone precursors & androgens
Korlym (mifepristone)	Glucocorticoid receptor	Oral; BID	Approved to control hyperglycemia secondary to hypercortisolism in adult patients with Cushing's syndrome who have type 2 diabetes mellitus or glucose intolerance and have failed surgery or are not candidates for surgery	Boxed warning for termination of pregnancy. Adrenal insufficiency, hypokalemia, vaginal bleeding, QT interval prolongation, drug interactions.
FDA Approved Products - Injectables				
Signifor (pasireotide)	somatostatin receptor	SC self-injection; BID	Approved for adult patients with Cushing's disease for whom pituitary surgery is not an option or has not been curative	Hypocortisolism, hyperglycemia & DM, brachycardia & QT prolongation, liver test elevations, cholelithiasis & complications
Signifor LAR (pasireotide)	somatostatin receptor	IM by HCP only; once every 28d	Approved for patients with Cushing's disease for whom surgery is not an option or has not been curative, and for patients with acromegaly who have had an inadequate response to surgery and/or for whom surgery is not an option	Hyperglycemia & DM, brachycardia & QT prolongation, liver test elevations, cholelithiasis & complications, pituitary hormone deficiencies
Unapproved For Treatment of Cushing's syndrome				
Ketoconazole tablets	Multiple Steroidogenic CYPs	Oral; BID	Not indicated for Cushing's syndrome	Boxed warning for hepatotoxicity, DDI as relates to QT prolongation
Metopirone (metyrapone)	11-β-hydroxylase	Oral; BID or QID	Not indicated for Cushing's syndrome	Increased testosterone side effects in women
Lysodren (mitotane)	Adrenal cytotoxic agent with unknown MOA	Oral; TID or QID	Not indicated for Cushing's syndrome	CNS toxicity, teratogenic, ovarian macrocysts, boxed warning for adrenal crisis in setting of severe shock or trauma
Dostinex (cabergoline)	Dopamine D2 receptor	Oral QID	Not indicated for Cushing's syndrome	Psychiatric behaviors, cardiac valvulopathy, extracardiac fibrotic reactions

STRONGBRIDGE BIOPHARMA

Source: Product Labeling

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

24

A need for new treatment options exists

72% of Endocrinologists have used 3 or more products in the past 6 months


3%
5%
8%
9%
20%
17%
16%
22%
% of HCPs
1
2
3
4
5
6
7
8
Number of products used in last 6 months

81% of endocrinologists have moderate to high interest in new treatments for CS


36%
18%
27%
13%
9 | Extremely interested
Not at all interested 1 |

Controlled vs. Uncontrolled on Pharmacological Therapy


~61% Controlled
~39% Uncontrolled

Source: Company sponsored research

B02. When thinking of your endogenous Cushing's syndrome patients that you have personally managed in the past six months, please indicate which of the following pharmacological therapies your patients have received.

A07. Of your endogenous Cushing's patients currently receiving pharmacological therapy, what percent would you consider have their symptoms controlled vs. uncontrolled by their medication(s) for CS?

B15. In general, how interested are you in new treatments for endogenous Cushing's syndrome? Please rate on a 9-point scale, where 1 is "Not at all interested" and 9 is "Extremely interested".

STRONGBRIDGE BIOPHARMA

25

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Endocrinologists had a positive reaction to the Recorlev clinical profile and indicated a likelihood to prescribe if approved Source: Company sponsored research D03. Based on this profile, what is your likelihood to prescribe Product Y? Please rate on scale from 1-9, with 1 being “Not at all likely” and 9 being “Very likely”. D02. To what extent does Product Y fill an unmet need in the treatment and management of endogenous Cushing’s syndrome? Please rate on scale from 1-9, with 1 being “Not at all” and 9 being “Very much”. **Not statistically significant 26 Likelihood to Prescribe Fills an Unmet Need The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. Overall 73% 86% 70% 81% 86% of endocrinologists in large practices are likely to prescribe** % rating 6 or higher Endocrinologists reported to have seen >40 CS patients in the last 6 months All endocrinologists surveyed Recorlev Has Potential to Fill Key Unmet Needs as Described by Endocrinologists • Patient-reported improvements in QoL • Reduction in UFC / Ability to monitor therapeutic response • CV Profile (e.g., progressive weight loss) • Safety ( e.g., hepatoxicity, hyperandrogenism, adrenal insufficiency) 81% of endocrinologists in large practices indicate Recorlev could fill an unmet need**

40% of HCPs surveyed do not use ketoconazole Although Ketoconazole is currently the most prescribed treatment, there is a significant opportunity for Recorlev Source: Company sponsored research The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. • Reluctant to use Keto due to safety concerns • CS label primary driver of product selection • More willing to try a new therapy coming to market given efficacy and safety data from clinical trials • Acknowledge that safety concerns and FDA warnings exist • Use Keto based on clinical experience • See benefit of FDA approved product with supporting data in CS Most Likely to Prescribe Keto Non-User 40% Keto Neutral 35% Least Likely to Prescribe 1 The 75% of the market that either does not use keto or uses keto in less than 20% of their CS prescribing indicated a high likelihood to prescribe Recorlev 2 3 4 5 6 7 8 9 35% of HCPs surveyed use ketoconazole in less than 20% of their CS prescribing 27

Recorlev and ketoconazole profiles

	RECORLEV	KETOCONAZOLE
Indication	Anticipated labeling for the treatment of CS	Indicated as a last line anti-fungal; *FDA label warns that the use of ketoconazole in Cushing's syndrome has not been approved*
Clinical Data	Will be well characterized in two Phase 3 clinical trials	Not well-studied prospectively in CS
Liver Safety	Patients with an ALT elevation >5x ULN: SONICS: 3.2%; LOGICS: 3.8%	In a registry study** of 47 keto-naïve patients, 13% had an ALT elevation > 5x ULN
Liver Monitoring	In SONICS measured at least 1x every 2 weeks during dose titration; monthly for 6 months after therapeutic dose is established; every 3 months thereafter	FDA label indicates weekly liver monitoring
Dosage & Administration	SONICS/LOGICS studied doses from 150 mg once daily up to 600 mg twice daily; Median treatment duration in SONICS was 383 days	400 mg daily max dose; limited 6-month course

* The data set forth above is not based on directly comparable trials and/or studies
** Source: 1. Young et al. Eur J Endocrinol. 2018 Feb 22. pii: EJE-17-0886. doi: 10.1530/EJE-17-0886. [Epub ahead of print]

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

28

Precedent established for CS branded pricing*

US$ ~160K

US$ ~755K

Annual Pricing*

SIGNIFOR/SIGNIFOR LAR	ISTURISA	KORLYM
~$165k	~$160k – ~$451k**	~$189k – ~$755k Weight-based dosing

Source: Red Book, Signifor Prescribing Info, Signifor LAR Prescribing Information, Korlym Prescribing Information, Isturisa Prescribing Information

* Wholesale/ Acquisition Cost

** Isturisa estimated annual cost based on maintenance dose range of 2mg-7mg twice daily.. At the highest recommended maintenance dose the annual cost of Isturisa would be ~ $1M..

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

29

Consistent with current branded CS products, Payers indicated a willingness to cover a product like Recorlev throughout the tested price range ($200k-$400k annually)

Market Assessment Payer Research Summary

- Responded favorably to the Recorlev clinical profile
- Formulary and coverage decision-making process for Recorlev expected to be similar to current CS branded products
  - Expressed a willingness to cover Recorlev throughout the tested price range of $200k-$400k annually
  - Prior authorization required (like most rare disease products)
  - Expect to use existing Rx utilization management framework to manage appropriate use

WITH CURRENT PAYER ENVIRONMENT, 2020 KORLYM REVENUE GUIDANCE IS $355M-$375M AND RECORDATI RECENTLY GUIDED TO €300M-€350M GLOBAL PEAK SALES FOR ISTURISA**

Step Edit (SE) Requirement For Current Branded Products*

Plan	Korlym	Signifor
Aetna	No	No
Cigna	No	No
CVS Caremark	No	No
Express Scripts***	Yes	No
FEP (Caremark)	No	No
Highmark (BCBS)****	Yes	No
Horizon (BCBS)	No	No
Humana	No	No
Independence (BCBS)	No	No
United Healthcare	No	No

Source: Company sponsored research;
*Policy Reporter Commercial Lives, August., 2020; Excludes Isturisa
**Global Peak Sales
*** 2020 exclusion list
****Failure on one previous therapy for diabetes

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

30

Well defined and efficient Endocrinology call point 31 25-45 Field facing positions at launch* *Sales Representatives, Patient Access Managers and Medical Science Liaisons COEs and KOLs Ketoconazole prescribing High Volume CS prescribers Community Endos The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Key imperatives for a successful Recorlev launch 32 Build on Established Strongbridge Commercial Capabilities Recorlev Launch Imperatives Establish Recorlev’s Unique Positioning & Value Proposition Communicate Recorlev’s Anticipated Differentiated Clinical Profile Leverage and Expand KOL and Patient Advocacy Relationships Create Broad Access & Affordability The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Recorlev represents the potential to capitalize on a $2B+ total addressable annual market


Prevalence of
Endogenous Cushing's
syndrome in US
~25,000
Diagnosed
~21,500
Non-malignant diagnosed
~20,600
Adult non-malignant diagnosed
~8,000
Rx treated adult non-malignant
~3,200
Uncontrolled Rx treated adult non-malignant
Recorlev Potential
Annual Peak Sales
$250M-$350M

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Source: Company sponsored research

33

KEVEYIS (dichlorphenamide) * FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis 34 The first and only FDA-approved therapy for primary periodic paralysis*

Primary periodic paralysis: a spectrum of rare, chronic, genetic, neuromuscular disorders

PPP

Causes recurrent, progressive, and debilitating episodes of muscle weakness and temporary paralysis[2-4]

Symptoms/Triggers

Symptoms
clumsiness, extreme fatigue, weakness, palpitations, pain

Triggers
potassium, carbohydrates, rest after exercise, cold exposure, stress

Impact of Attacks

Paralytic attacks are acute episodes that can be debilitating[4]

Attacks may last from one hour to several days[1]

As patients age, muscle weakness can become permanent[3]

Frequency


59%

have **weekly** attacks


28%

have **daily** attacks

1. Charles G, Zheng C, Lehmann-Horn F, Jurkatt-Rott, Levitt J. Characterization of hyperkalemic periodic paralysis: a survey of genetically diagnosed individuals. J Neurol. 2013;260:2606-2613.
2. Cannon SC. Channelopathies of skeletal muscle excitability. Compr Physiol. 2015;5:761-790.
3. Cavel-Greant D, Lehmann-Horn F, Jurkat-Rott K. The impact of permanent muscle weakness on quality of life in periodic paralysis: a survey of 66 patients. Acta Myol. 2012;31:126-133.
4. Sansone V, Meola G, Links TP, Panzeri M, Rose MR. Treatment for periodic paralysis. Cochrane Database Syst Rev. 2008; Jan 23;(1):CD005045.

STRONGBRIDGE BIOPHARMA

35

Treatment with Keveyis decreased weekly attack rates

Keveyis is the first and only FDA-approved product indicated for the treatment of primary hyperkalemic and hypokalemic periodic paralysis and related variants

Study 1

Decreased weekly attack rates from baseline to week 9



Hyperkalemic
4.0
4.8
-3.9
p=0.10*
2.0
0.9
Baseline
Post-Treatment
Baseline
Post-Treatment
Placebo
Keveyis
n=9
n=12
Hypokalemic
1.8
2.4
-2.2
p=0.02*
1.1
0.3
Baseline
Post-Treatment
Baseline
Post-Treatment
Placebo
Keveyis
n=20
n=24

Study 2

Mean decrease in attack rates relative to placebo



-2.3
attacks per week
p=0.006

Mean weekly attack rate at baseline was 3.8

(n=31)

Study 1: Sansone VA, et al. Neurology 2016;86:1408-1416
Study 2: Tawil R, et al. Ann Nuerol. 2000; 47:46-53.
*Treatment effects (DCP-placebo) are computed as the median of the bootstrap distribution of the treatment group difference in median response

STRONGBRIDGE BIOPHARMA

36

Keveyis provides revenue and commercial experience/expertise for Strongbridge 37 ~4,000 – 5,000* Diagnosed PPP patients in the United States Total addressable market is more than $500M annually We are attempting to extend Keveyis exclusivity by pursuing 12 patent applications 7.0 16.8 21.7 28.0 29.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2017 2018 2019 2020E Revenue Established Rare Disease Commercial Experience and Expertise - Sales - Marketing/Analytics - Patient Access Managers - Patient Services - Advocacy With continued market exclusivity, we believe Keveyis has the potential to exceed peak sales of $50M annually

IP & FINANCIALS 38

Intellectual property and orphan exclusivity Recorlev U.S. Exclusivity: At least 7 years from launch Keveyis U.S. Exclusivity: Expires August 2022 unless extended via IP efforts 39 Orphan Exclusivity EU EU RECORLEV VELDOREOTIDE KEVEYIS Intellectual Property U.S. Method of use: treating Cushing’s syndrome U.S. Method of use: treating Cushing’s syndrome Modified release formulation Filed patent application for modified release formulation 12 active patent applications (patent update to be provided H2 2020) Strongbridge has U.S. rights only Strongbridge has U.S. rights only 10 years 10 years 2026 2037 2026 7 years 7 years Aug 2022 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

2020 Keveyis revenue guidance $28M—$29M ~$60M Cash Cash and cash equivalents as of 6/30/20 $30M Debt Facility - $10M drawn at close - Up to $10M more available Q4 2020 based on positive Recorlev data - Up to an additional $10M available upon Recorlev approval and lender consent - No revenue or cash liquidity covenants Strongbridge recently increased 2020 revenue guidance for Keveyis and projects it can fund operations through at least Q1 2022* 40 Cash runway through at least Q1 2022* ~54.4M shares outstanding *Runway projection assumes full availability and drawdown of $30M facility

Near-term key priorities 41 • Submit an NDA for Recorlev to the U.S. FDA Q1 2021 • Launch planning • Achieve our updated full year 2020 guidance range of $28-$29M • Execute on life cycle opportunities underway for KEVEYIS • Manage expenses to achieve or exceed runway guidance of cash lasting through at least Q1 2022 • Optimize capital structure to provide capital for launch The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. Corporate RECORLEV® (levoketoconazole)

STRONGBRIDGE BIOPHARMA PLC 42